Exhibit 99.1

Bowman Consulting Group Announces Second Quarter 2021 Financial Results

RESTON, Va.--(BUSINESS WIRE)--August 11, 2021--Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today announced results of operations for the three and six months ended June 30, 2021, which include record revenue.

“I am extremely pleased with our results for the second quarter and the progress we are making as we execute on our commitment to deliver long-term shareholder value,” said Gary Bowman, Chairman and CEO of Bowman. “In May we completed our IPO and once again turned our attention to achieving increased scale through organic growth and acquisitions. We delivered record revenue in the second quarter and continue to expand backlog with a strong pace of new contracts and assignments. We recently closed on our first acquisition as a public company and are encouraged by our current pipeline of M&A opportunities.”

Financial highlights of the three months ended June 30, 2021:

  Gross revenue of $36.5 million, a year-over-year increase of 15%
  Net service billing1 of $32.5 million, a year-over-year increase of 20%
  Adjusted EBITDA1of $4.2 million
  Adjusted EBITDA margin, net1 of 12.9%
  Net loss of $0.4 million
  Net income of $1.0 million as adjusted for $1.4 million one-time IPO expenses
  Acquisitions contributed $2.6 million, or 7%, of gross revenue
  Backlog1 increased to $124 million, an increase of 7% from March 31, 2021

Financial highlights of the six months ended June 30, 2021:

  Gross revenue of $68.3 million, a year-over-year increase of 13%
  Net service billing1 of $61.3 million, a year-over-year increase of 18%
  Adjusted EBITDA1of $8.3 million, a year-over-year increase of 23%
  Adjusted EBITDA margin, net1 of 13.5%, up from 12.9% in the first six months of 2020
  Net income of $0.5 million
  Net income of $1.9 million as adjusted for $1.4 million one-time IPO expenses
  Acquisitions contributed $4.5 million, or 7% of gross revenue

Other Recent Business Highlights:

  Closed on McFarland-Dyer & Associates acquisition in Atlanta on August 3, 2021
  Renewed revolving credit facility with Bank of America on favorable terms

Year-End Guidance:

The Company is introducing its full year 2021 outlook for Net Service Billing1 to be in the range of $125 to $130 million with Adjusted EBITDA expected to be in the range of $15.0 to $15.6 million. The current outlook is based on completed acquisitions as of the date of this release and does not include the benefit of any future acquisitions. The Company expects to continue making strategically and financially accretive acquisitions that are not yet reflected in this current 2021 guidance or outlook.

“Adding back $1.4 million of one-time IPO related expenses, our net income was $1.0 million for the quarter and $1.9 million year to date. We expect to grow net service billing by 20% to 25% in 2021, including nearly 14% organic growth at the midpoint of our revenue range,” said Bruce Labovitz, Chief Financial Officer of Bowman. “This is a transitional year for Bowman as we absorb the incremental cost of being a public company. Post-IPO, our priority is to utilize our increased capital to further scale our business. This increased scale should allow us meaningful opportunities to expand margin, profitability, and operating cash flow. Our impressive top line growth year-to-date, accompanied by increasing adjusted EBITDA, sets a solid foundation for delivering positive financial results in 2021 and beyond.”

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1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

Q1 2021 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	August 12, 2021
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 750 employees in more than 30 offices throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. On May 11, 2021, Bowman completed its $53.3 million initial public offering and began trading on the Nasdaq under the symbol BWMN. For more information, visit bowman.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the "safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 424B4 dated May 6, 2021, which is available on the SEC's website at sec.gov. Such risks and uncertainties may be amplified by the COVID-19 pandemic and its potential impact on our business and the global economy. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2021	2020	2021	2020
Gross Contract Revenue	$36,524	$31,749	$68,326	$60,360
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	14,123	12,059	27,345	23,694
Sub-consultants and expenses	4,065	4,581	6,999	8,459
Total contract costs	18,188	16,640	34,344	32,153
Operating Expenses:
Selling, general and administrative	17,204	12,082	29,953	24,168
Depreciation and amortization	1,480	320	2,908	640
(Gain) loss on sale	(27)	-	(53)	(15)
Total operating expenses	18,657	12,402	32,808	24,793
Income (loss) from operations	(321)	2,707	1,174	3,414
Other (income) expense	187	(67)	392	(76)
Income (loss) before tax expense	(508)	2,774	782	3,490
Income tax (benefit) expense	(69)	1,157	240	1,447
Net income (loss)	$(439)	$1,617	$542	$2,043

Earnings allocated to non-vested shares	-	100	93	96
Net income (loss) attributable to common shareholders	$(439)	$1,517	$449	$1,947

Earnings (loss) per share
Basic	$(0.06)	$0.27	$0.07	$0.35
Diluted	$(0.06)	$0.27	$0.07	$0.35
Weighted average shares outstanding:
Basic	6,973,055	5,555,697	6,029,054	5,570,013
Diluted	6,973,055	5,591,118	6,029,054	5,605,434

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	June 30, 2021	December 31, 2020
	(unaudited)
ASSETS
Current Assets
Cash and equivalents	$38,545	$386
Accounts Receivable, net	33,323	24,183
Contract assets	7,538	7,080
Notes receivable - officers, employees, affiliates, current portion	1,117	1,182
Prepaid and other current assets	3,406	2,271
Total current assets	83,929	35,102
Non-Current Assets
Property and equipment, net	16,843	15,357
Goodwill	11,723	9,179
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,281	1,297
Other intangible assets, net	1,865	1,131
Other assets	736	669
Total Assets	$117,280	$63,638
LIABILITIES AND EQUITY
Current Liabilities
Bank line of credit	-	3,481
Accounts payable and accrued liabilities, current portion	18,140	12,203
Contract liabilities	1,914	1,943
Notes payable, current portion	2,093	1,592
Deferred rent, current portion	680	619
Capital lease obligation, current portion	4,089	3,495
Total current liabilities	26,916	23,333
Non-Current Liabilities
Other non-current obligations	1,243	1,244
Notes payable, less current portion	3,717	2,829
Deferred rent, less current portion	4,226	4,278
Capital lease obligation, less current portion	7,904	7,503
Deferred tax liability, net	5,133	6,472
Common shares subject to repurchase	7	842
Total liabilities	$49,146	$46,501
Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized; 13,273,673 shares issued and 11,092,245 outstanding, and 7,840,244 shares issued and 5,744,594 outstanding, respectively	133	2
Additional paid-in-capital	110,218	58,866
Treasury Stock, at cost; 2,181,428 and 2,095,650, respectively	(17,117)	(16,022)
Stock subscription notes receivable	(542)	(609)
Accumulated deficit	(24,558)	(25,100)
Total shareholders' equity	$68,134	$17,137
TOTAL LIABILITIES AND EQUITY	$117,280	$63,638

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended June 30,
	2021	2020
Cash Flows from Operating Activities:
Net Income	$542	$2,043
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	2,771	501
Amortization of intangible assets	137	139
Gain on sale of assets	(53)	(15)
Bad debt	251	276
Stock based compensation	2,707	536
Deferred taxes	(1,340)	163
Deferred rent	9	319
Changes in operating assets and liabilities
Accounts Receivable	(9,391)	201
Contract Assets	(242)	5,113
Prepaid expenses	(1,116)	958
Other Assets	(66)	(51)
Accounts payable and accrued expenses	5,764	2,567
Contract Liabilities	(445)	(4,427)
Net cash (used in) provided by operating activities	(472)	8,323
Cash Flows from Investing Activities:
Purchases of property and equipment	(757)	(809)
Proceeds from sale of assets and disposal of leases	53	15
Amounts advanced under loans to shareholders	(374)	(607)
Payments received under loans to shareholders	81	145
Amounts advanced under notes receivable	-	(277)
Acquisitions of businesses, net of cash acquired	(640)	-
Collections under stock subscription notes receivable	67	91
Net cash used in investing activities	(1,570)	(1,442)
Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	47,104	-
Net borrowings under revolving line of credit	(3,481)	(7,231)
Repayments under fixed line of credit	(359)	(178)
Borrowings under fixed line of credit	-	1,985
Repayment under notes payable	(454)	(613)
Payments on capital leases	(2,052)	(141)
Payment of contingent consideration from acquisitions	(2)	(17)
Payments for purchase of treasury stock	(582)	-
Proceeds from issuance of common stock	27	28
Net cash provided by (used in) financing activities	40,201	(6,167)
Net increase in cash and cash equivalents	38,159	714
Cash and cash equivalents, beginning of period	386	509
Cash and cash equivalents, end of period	$38,545	$1,223

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended June 30,
Net Service Billing	2021	2020
Gross revenue	$36,524	$31,749
Less: sub-consultants and other direct expenses	4,065	4,581
Net services billing	$32,459	$27,168
	For the Three Months Ended June 30,
Adjusted EBITDA	2021	2020	$ Change	% Change
Net Income	$(439)	$1,617	$(2,056)	-127.2%
+ interest expense	215	100	115	115.0%
+ depreciation & amortization	1,480	320	1,160	362.5%
+ tax expense	(69)	1,157	(1,226)	-106.0%
EBITDA	$1,187	$3,194	$(2,007)	-62.8%
+ non-recurring operating lease rent	-	842	(842)	-100.0%
+ non-cash stock compensation	1,558	1,079	479	44.4%
+ transaction related expenses	1,440	-	1,440	100.0%
Adjusted EBITDA	$4,185	$5,115	$(930)	-18.2%
Adjusted EBITDA margin, net	12.9%	18.8%
	For the Six Months Ended June 30,
Net Service Billing	2021	2020
Gross revenue	$68,326	$60,360
Less: sub-consultants and other direct expenses	6,999	8,459
Net services billing	$61,327	$51,901
	For the Six Months Ended June 30,
Adjusted EBITDA	2021	2020	$ Change	% Change
Net Income	$542	$2,043	$(1,501)	-73.5%
+ interest expense	434	249	185	74.3%
+ depreciation & amortization	2,908	640	2,268	354.4%
+ tax expense	240	1,447	(1,207)	-83.4%
EBITDA	$4,124	$4,379	$(255)	-5.8%
+ non-recurring operating lease rent	-	1,789	(1,789)	-100.0%
+ non-cash stock compensation	2,707	536	2,171	405.0%
+ transaction related expenses	1,440	-	1,440	100.0%
Adjusted EBITDA	$8,271	$6,704	$1,567	23.0%
Adjusted EBITDA margin, net	13.5%	12.9%

Backlog	June 30, 2021	December 31, 2020
Communities, homes & buildings	50%	43%
Transportation	25%	28%
Power & Utilities	21%	25%
Other emerging markets	4%	4%
BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended June 30,
Consolidated Gross Contract Revenue	2021	%GCR	2020	%GCR	Change	% Change
Communities, homes & buildings	$25,187	69.0%	$19,571	61.6%	$5,616	28.7%
Transportation	4,174	11.4%	5,406	17.0%	(1,232)	(22.8%)
Power & Utilities	6,184	16.9%	5,477	17.3%	707	12.9%
Other emerging markets [1]	979	2.7%	1,295	4.1%	(316)	-24.4%
Total:	$36,524	100.0%	$31,749	100.0%	$4,775	15.0%

Organic and Acquired Gross Contract Revenue	2021	%GCR	2020	%GCR	Change	% Change
Organic	$33,957	93.0%	$31,749	100.0%	$2,208	7.0%
Acquired	2,567	7.0%	-	0.0%	2,567	100.0%
Total:	$36,524	100.0%	$31,749	100.0%	$4,775	15.0%

[1] represents renewable energy, mining, water resources and other
	For the Six Months Ended June 30,
Consolidated Gross Contract Revenue	2021	%GCR	2020	%GCR	Change	% Change
Communities, homes & buildings	$46,224	67.7%	$36,009	59.7%	$10,215	28.4%
Transportation	8,295	12.1%	10,287	17.0%	(1,992)	(19.4%)
Power & Utilities	11,230	16.4%	11,190	18.5%	40	0.4%
Other emerging markets [1]	2,577	3.8%	2,874	4.8%	(297)	-10.3%
Total:	$68,326	100.0%	$60,360	100.0%	$7,966	13.2%

Organic and Acquired Gross Contract Revenue	2021	%GCR	2020	%GCR	Change	% Change
Organic	$63,836	93.4%	$60,360	100.0%	$3,476	5.8%
Acquired	4,490	6.6%	-	0.0%	4,490	100.0%
Total:	$68,326	100.0%	$60,360	100.0%	$7,966	13.2%

[1] represents renewable energy, mining, water resources and other

Contacts

Investor Relations
Bruce Labovitz
ir@bowman.com
(703) 787-3403

Megan McGrath
mmcgrath@finprofiles.com
(310) 622-8248